EXHIBIT 10.1
LIMITED CONDITIONAL WAIVER AND CONSENT AGREEMENT

This LIMITED CONDITIONAL WAIVER AND CONSENT AGREEMENT (this “Agreement”), dated as of June 30, 2026, is among the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”); MONTANA RENEWABLES, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Borrower”); MONTANA RENEWABLES HOLDINGS LLC., a limited liability company organized and existing under the laws of the State of Delaware (the “Direct Parent”); CALUMET, INC., a corporation organized and existing under the laws of the State of Delaware (the “Calumet Parent”); WPGG 14 UNITED AGGREGATOR, L.P., a limited partnership organized and existing under the laws of the State of Delaware (together with the Direct Parent and the Calumet Parent, the “Sponsors”, and each a “Sponsor”); and CITIBANK, N.A., a national banking association acting through it Agency and Trust business, as collateral agent (“Collateral Agent”).
In connection with that (i) certain Loan Guarantee Agreement dated as of January 10, 2025 between the Borrower and DOE (the “LGA”), (ii) certain Sponsor Support Agreement, dated as of January 28, 2025 among DOE, the Sponsors and the Collateral Agent (the “Sponsor Support Agreement”) and (iii) certain Limited Conditional Waiver and Consent Agreement, dated as of February 10, 2026 (the “February 2026 Waiver”) for other good and valid consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.
(a)Unless otherwise defined herein, capitalized terms used in this Agreement (including in the Preliminary Statements) shall have the respective meanings ascribed to such terms in Annex A (Definitions) to the LGA.
(b)Unless the contrary is expressly stated herein, the rules of construction set forth in Section 1.02 (Other Rules of Construction) of the LGA shall govern and apply to this Agreement, mutatis mutandis.
Section 2. Conditional Waiver and Consent. Subject to the satisfaction of the conditions set forth in Section 3 below:
(a)DOE and the Borrower hereby agree to a limited waiver of the Event of Default arising under Section 10.01(z) (Base Cash Equity Reserve Account) of the LGA during the Waiver Period (defined below) from July 11, 2026 (immediately upon the expiration of the February 2026 Waiver on July 10, 2026) to (but excluding) January 1, 2027 (such period, the “Waiver Period”). To the extent required for the limited purposes set forth herein, Section 10.01(z) (Base Cash Equity Reserve Account) of the LGA shall be deemed hereby amended to effectuate the foregoing waiver during the Waiver Period; and
(b)DOE, the Borrower and the Sponsors each hereby agrees to a limited waiver of Section 2.02(a)(ii) (Base Cash Equity Reserve Account) of the Sponsor Support Agreement during the Waiver Period. To the extent required for the limited purposes set forth herein, Section 2.02(a)(ii) (Base Cash Equity Reserve Account) of the Sponsor Support Agreement shall be deemed hereby amended to effectuate the foregoing waiver during the Waiver Period.
Section 3. Conditions; Effect of Agreement.
(a)This Agreement and the waiver and consent set forth herein shall become effective only upon due execution and delivery of this Agreement by each of the Borrower, each Sponsor and DOE (the date on which this condition is satisfied, the “Effective Date”).

(b)This Agreement shall constitute a “Financing Document.”
(c)Except for the express waiver and consent set forth in Section 2 (Conditional Waiver and Consent) hereof, this Agreement shall not by implication or otherwise (i) constitute a consent or approval under, or with respect to, any other provision of the LGA, the Sponsor Support Agreement or any other Transaction Document; (ii) limit, impair, constitute a waiver of or otherwise affect the rights and remedies of DOE, the Collateral Agent or any other Person under the LGA, the Sponsor Support Agreement or any other Transaction Document; or (iii) alter, modify, amend or in any way affect any of the terms, provisions, conditions, obligations, covenants or agreements contained in the LGA, the Sponsor Support Agreement, or any other Transaction Document.
(d)Nothing herein shall be deemed to entitle the Borrower, any Sponsor or any other Person to any forbearance or consent to, or a waiver, amendment, modification or other change of, any of the terms, provisions, conditions, obligations, covenants or agreements contained in the LGA, the Sponsor Support Agreement, or any other Financing Document in similar or different circumstances.
Section 4. Reaffirmations; Covenants. The Borrower and each Sponsor hereby (i) reaffirms the covenants and agreements contained in each of the Financing Documents to which it is a party;
(ii) reaffirms that each of the security interests and other liens created and granted in or pursuant to the Financing Documents is valid, perfected, and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such security interest or other liens; (iii) confirms that each Financing Document to which it is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except as explicitly modified herein; and
(iv) acknowledges and consents to this Agreement and the terms and provisions hereof.
Section 5. Representations and Warranties. The Borrower and each Sponsor hereby represents to DOE, the Collateral Agent, and the other Secured Parties, as of the date hereof, that:
(a)it is duly organized and validly existing under the laws of its place of organization and has all requisite power and authority to own and operate its properties and assets and to carry out its business as presently conducted;
(b)this Agreement has been duly authorized, executed and delivered, and no corporate or third-party authorization or consent, other than any authorization or consent that has been obtained, is necessary for the execution, delivery and performance hereof or the consummation of the transactions contemplated herein;
(c)each of the Transaction Documents to which it is a party remains in full force and effect in accordance with their terms and this Agreement and each other Transaction Document to which it is a party is its valid, binding and enforceable obligation in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(d)each of the representations and warranties made by the Borrower and each Sponsor in the Transaction Documents to which it is a party remain true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of the date hereof, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time);

(e)after giving effect to the terms hereof, no event has occurred and is continuing which constitutes, or with the passage of time, the giving of notice or both could reasonably be expected to constitute, a Default or an Event of Default; and
(f)there is no fact known to it that has not been disclosed to DOE in writing that could reasonably be expected to have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the LGA, the Sponsor Support Agreement and each other Transaction Document to which it is a party could not reasonably be expected to result in a Material Adverse Effect.
Section 6. Further Assurances. Each of the parties hereto agrees, promptly upon reasonable request by any other party hereto, to cooperate in good faith and execute, acknowledge and deliver all further instruments and documents, and take all such further acts as such other party may reasonably request from time to time in order to carry out the purposes of this Agreement.
Section 7.    Amendments; Waivers.
(a)No failure or delay by DOE, the Collateral Agent or any other Secured Party in exercising any right, power or remedy shall operate as a waiver thereof or otherwise impair any rights, powers or remedies of the Secured Parties. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other legal right, power or remedy.
(b)Except as otherwise provided herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and executed by the Borrower and DOE.
(c)Any amendment, modification, consent, waiver or change in respect to or in respect of any provision of this Agreement or any other Financing Document that constitutes a “modification” (as defined in Section 502(9) of FCRA) that increases the amount of the Credit Subsidy Cost (as calculated in accordance with FCRA and OMB Circulars A-11 and A-129), shall be subject to the availability to DOE of funds appropriated by the U.S. Congress, or, to the extent permitted by Applicable Law, payment by the Borrower, to meet any such increase in the Credit Subsidy Cost.
(d)No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower or any Sponsor shall in any event be effective unless the same shall be in writing and signed by DOE and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.
Section 8. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good-faith negotiations to replace the invalid, illegal or unenforceable provision.
Section 9. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same valid, binding instrument. Except to the extent Applicable Law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature: (i) the delivery of an executed counterpart of a signature page of this Agreement by emailed .pdf or any other electronic means approved by DOE in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Agreement; and (ii) if agreed by DOE in writing (which may be via email) with respect to this Agreement, the delivery of an executed counterpart of a signature page of this Agreement by electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by DOE in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this Agreement. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” has the meaning assigned to it by 15 U.S.C. § 7006, as it may be amended from time to time.
Section 10. Entire Agreement. This Agreement, including any agreement, document or instrument attached to this Agreement or referred to herein, together with the other Financing Documents, integrate all the terms and conditions mentioned herein or incidental hereto, constitute the entire agreement and understanding, and supersede all oral negotiations and prior writings, agreements and understandings (both written and oral), among the parties hereto in respect of the subject matter hereof and thereof.
Section 11.    Governing Law; Waiver of Jury Trial.
(a)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION.
(b)EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER OR ANY SPONSOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.
Section 12. Consent to Jurisdiction. By execution and delivery of this Agreement, the Borrower and each Sponsor irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of: (i) the courts of the United States for the District of Columbia; (ii) the courts of the United States in and for the Southern District of New York sitting in New York County; (iii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; (iv) the state courts of New York County; (v) the courts of the District of Columbia; and (vi) appellate courts from any of the foregoing;
(b)consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection or right to stay or dismiss any action or proceeding that it may now or hereafter have, to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c) (i) agrees to irrevocably designate and appoint an agent satisfactory to DOE for service of process in New York under this Agreement, with respect to any action or proceeding in New York, as its authorized agent to receive, accept and confirm receipt of, on its behalf, service of process in any such proceeding; (ii) agrees that service of process, writ, judgment or other notice of legal process upon said agent shall be deemed and held in every respect to be effective personal service upon it; and (iii) shall maintain such appointment (or that of a successor satisfactory to DOE) continuously in effect at all times while the Secured Obligations are outstanding;
(d)agrees that nothing herein shall: (i) affect the right of any Secured Party to effect service of process in any other manner permitted by law; or (ii) limit the right of any Secured Party to commence proceedings against or otherwise sue the Borrower, any Sponsor or any other Person in any other court of competent jurisdiction, nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Applicable Laws; and
(e)agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Borrower’s or any Sponsor’s obligation.
Section 13. Survival Provisions. All covenants, agreements, representations and warranties made herein and in the Financing Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith (including any Advance Request) shall survive the execution and delivery of this Agreement and the making of the Advances under the Note Purchase Agreement and LGA, and shall continue in full force and effect so long as this Agreement has not been terminated in accordance with the terms hereof.
Section 14.    Benefits of Agreement.
(a)Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors and permitted assigns hereunder or thereunder, any benefit or any legal or equitable right or remedy under this Agreement.
(b)The Borrower, the Sponsors and DOE acknowledge that FFB is an intended third-party beneficiary of this Agreement with respect to all such rights, obligations, benefits and privileges granted in favor of DOE, the Collateral Agent or FFB, and FFB is entitled to exercise or enforce such rights, obligations, benefits and privileges on the same terms as DOE or the Collateral Agent; provided, that in the event of any conflict between any provision of this Agreement and the Note(s) or the Note Purchase Agreement, as between FFB and the Borrower, the terms of the Note and the Note Purchase Agreement shall govern.
Section 15.    Successors and Assigns.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.
(b)None of the Borrower and each Sponsor may assign or otherwise transfer (whether by operation of law or otherwise) any of its rights or obligations under this Agreement without the prior written consent of DOE.

(c)Any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person permitted in accordance with the relevant Financing Document, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein.
Section 16. Rights and Immunities of DOE. DOE will be entitled to all of the rights, protections, immunities and indemnities set forth in the LGA with respect to DOE acting as representative of the Secured Parties, in each case as if specifically set forth herein. In no event will DOE or any other Secured Party be liable for any act or omission on the part of the Borrower or any Sponsor hereunder.
Section 17. Concerning the Collateral Agent. The Collateral Agent shall be entitled to all of the rights, privileges, protections, indemnities and immunities accorded to the Collateral Agent under the Accounts Agreement, as if the same were fully and specifically set forth herein, mutatis mutandis. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, nothing contained in this Agreement shall require the Collateral Agent to exercise any discretionary acts, and any provisions of this Agreement that authorize or permit the Collateral Agent to approve, consent to, disapprove, request, determine, waive, act or decline to act, in its discretion, shall be subject to the Collateral Agent receiving written direction from DOE to take such action or to exercise such rights pursuant to the Accounts Agreement. This provision is intended solely for the benefit of the Collateral Agent and its successors and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto. By its signature hereto, DOE directs the Collateral Agent to execute this Agreement. Acting on the instructions of DOE, the Collateral Agent hereby consents and agrees to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MONTANA RENEWABLES, LLC,
a limited liability company organized and existing under the laws of the State of Delaware, as Borrower
By:     /s/ Bruce Fleming
Name: Bruce Fleming
Title: CEO

CALUMET, INC.,
a corporation organized and existing under the laws of the State of Delaware, as Sponsor
By:     /s/ Bruce Fleming
Name: Bruce Fleming
Title: Executive Vice President, Montana
Renewables & Corporate Development

WPGG 14 UNITED AGGREGATOR, L.P.,
a limited partnership organized and existing under the laws of the State of Delaware, as Sponsor

By: WPGGT United GP, LLC, its general partner
By:     /s/ Jeffrey Luse
Name: Jeffrey Luse
Title: Vice President

MONTANA RENEWABLES HOLDINGS LLC
a limited liability company organized and existing under the laws of the State of Delaware, as Sponsor

By:     /s/ Bruce Fleming
Name: Bruce Fleming
Title: CEO

UNITED STATES DEPARTMENT OF ENERGY,
an agency of the United States of America, as DOE

By:     /s/ Rupinder Kaur
Name: Rupinder Kaur
Title: Director, Portfolio Management Division
Office of Energy Dominance Financing (EDF)

CITIBANK, N.A., acting through its Agency and Trust business, not in its individual capacity but solely as Collateral Agent

By:     /s/ Marion Zinowski
Name: Marion Zinowski
Title: Senior Trust Officer